China Public Security Technology, Inc.

(OTCBB: CPBY)

CORPORATE PRESENTATION

February 2008

Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains certain statements that may include "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding China Public Security Technology, Inc. and its subsidiary companies' business strategy, plans and objectives and statements of non-historical information. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although China Public Security Technology, Inc. believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. China Public Security Technology, Inc.'s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in China Public Security Technology, Inc.'s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to China Public Security Technology, Inc. or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, China Public Security Technology, Inc. does not assume a duty to update these forward-looking statements.

Equity Snapshot

OTCBB Listed:	CPBY
Price (02/12/2008)	$7.70
Market Cap	$ 351.4 Million
Shares Outstanding (as of 02/01/08 - Basic):	45.64 Million
Shares Outstanding (as of 02/01/08 - Diluted):	48.10 Million
Projected Revenues 2007:	$ 34.5 Million
Projected Net Income 2007:	$ 13.5 Million
Projected Revenues 2008:	$ 63.0 Million
Projected Net Income 2008:	$ 24.0 Million
Projected Earnings Per Share 2008:	$ 0.50

Company Overview

- **Our Mission**
  To be the leading provider of integrated software and advanced IT solutions to China's Public Security sector

- **Headquarters: Shenzhen, China**
  A regional market leader in the Guangdong Province with a high profile client base

- **Main Business:**
  Aggressive growth plans focused on *Public Security Information Technology*, *Geographic Information System (GIS)* and *E-Government Platform*

- **Established Software Development and Project Execution Capabilities**
  Exclusive licenses to 16 registered and copyrighted software solutions in China and extensive security related qualifications and certifications

Revenues ($ in millions)



70
60
50
40
30
20
10
0
$5.0
$12.0
$34.5
$63.0
2005
2006
2007 Projected
2008 Projected

Net Income ($ in millions)



30.0
20.0
10.0
0.0
$1.8
$5.9
$13.5
$24.0
2005
2006
2007 Projected
2008 Projected

Investment Highlights

- Strong government investment in Public Security IT market in China; IDC* estimates 20%+ CAGR** in next 5 years
- High barriers of entry
- Strong brand recognition with high profile clients
- Excellent execution track record
- Rapidly growing revenues and strong profitability
- Market leader with growing portfolio of fully integrated solutions
- Proven management team



*International Data Corporation (IDC) provides market intelligence, advisory services and events for the information technology, telecommunications and consumer technology markets.
**Compound Annual Growth Rate (CAGR) data provided here is obtained from the IDC's report "China IT security market analysis and forecasting 2007-2011."

Focus on High Growth Markets

- **Public Security Information Technology**
  - First Responder Coordination Platform – 30% CAGR*
  - Intelligent Border Control – 30% CAGR*
  - Intelligent Security Surveillance System – 33% CAGR*
  - Residence Card Information System – 20% CAGR*
- **Geographic Information System (GIS)**
  - Police-use GIS – 23% CAGR*
  - Civil-use GIS – 50% CAGR*
- **e-Government Platform, Software Sales & Maintenance**
- **Certification Authority (CA) Application**
- **Multimedia Display and Control**


公安



*Source: Chinese government's 11th 5-Year Plan, Chinese statistics Bureau

*CAGR data provided here is obtained from China government's 11th 5-Year Plan & managements estimates.

First Responder Coordination Platform

Fully Automated Coordination of Police and Fire Forces





Market CAGR – 30%*

Main Features:

- Integrates fire, traffic, hospital and general police into one platform
- One call-in number – like US integrated "911" system
- GPS based management of police assets
- Unified notification and response

Benefits:

- Rapid dispatch and video monitoring of each incident
- Crime analytics and visualization

*CAGR data provided on slides 7 through 10 are obtained from the China's 11th 5-Year Plan and management's estimates.

Intelligent Border Control System

Automated Border Crossings at China's Busiest Ports



中 国 边 检

Market CAGR – 30%*

Main Features:

- Identity verification via fingerprint and facial recognition
- Automated recognition of ID card or travel documents
- Scans license plate automatically
- Fully automated system enables high throughput
- Flagged travelers detained for questioning

Benefits:

- Increased processing efficiency
- Decreased stowaways

Residence Card Information System

Next Generation Residence Cards to Manage Urbanization


XX市居住证
XX RESIDENCE CARD



Market CAGR – 20%*

Main Features:

- Single card solution with all vital citizen data on one chip
- Integrated with Police-use GIS platform
- Streamline management of social welfare, family planning, education, and housing rental
- Compatible with e-currency TransCard

Benefits:

- Improved visibility and control of internal immigration

Geographic Information System

Integrated Surveillance, Location and Control of Urban Areas





- **Police-use GIS – Market CAGR 23%*:**
  - Comprehensive GIS platform
  - Dispatching and control
  - Pinpoint citizen reported incidents
  - Integrated with video surveillance

- **Civil-use GIS – Market CAGR 50%*:**
  - Logistics, communication, environment, transportation, telecom, mapping, resources, etc.
  - Recurring revenues from data services

Business Model

Public Security Information Technology

- Projects with follow-on phases and add-on contract opportunities
- Yearly maintenance service at 5% - 10% of original contract*

The Geographic Information System (GIS)

- Projects with follow-on phases and add-on contract opportunities
- Yearly Maintenance service at 5% - 10% of original contract*
- Recurring revenue model -- monthly user-based fee model
    - Currently 5,000 users, increasing to 10,000* users in Shenzhen City ($8.80/M)

eGovernment Platform

- Projects with follow-on phases and add-on contract opportunities
- Yearly Maintenance service at 5% - 10% of original contract*

* Managements estimates.

Revenue Breakdown

2007 Revenue Breakdown*


22%
7%
8%
15%
22%
26%

First Responder Coordination Platform:	26%
Intelligent Border Control:	15%
Intelligent Security and Surveillance:	8%
Residence Card Information Management System:	7%
Geographical Information System:	22%
e-Government Platform, Software Sales and Maintenance:	22%

* Managements estimates.

High Growth Markets

Public Security Information Technology

- According to a recent IDC report, the IT related Public Security market in China will grow at a 20%+ rate over the next 5 years



CHINA IT SECURITY MARKET SIZE
(Unit: US$M)
1800
1500
1200
900
600
300
0
2006
2007
2008
2009
2010
2011

* Source: IDC's report "China IT security market analysis and forecasting 2007-2011"

Geographic Information System (GIS)

- Police-Use GIS: Management Estimates Current Market Opportunity of $326 M and 23% growth rate in next five years

- Civil-use GIS: Management Estimates Current Market Opportunity of $1.5 B and a 50% growth rate in next five years

Attractive Market Opportunity

- Advocated by PRC government to build "safe and stable cities"
- Increased requirement to improve efficiency and productiveness of Government
- Driven by the increase of living standard and urbanization
- Public Security information Technology is aligned with "Police Force Technology Reinforcement" initiatives of PRC government

Public Security IT Products	Market opportunities*	Growth rate*
First Responder Coordination Platform	660 municipalities in China	30%
Intelligent Border Control System	Total of 288 Borders in China	30%
Intelligent Security Surveillance	Valued at $18.5 Billion by 2010	33%
Residence Card Management System	Total of 287 prefecture cities	20%

*Source: China's 11th 5-Year Plan; China's Statistics Bureau.

Strong Brand Recognition

- **First Responder Coordination Platform**
  - Shenzhen Citywide Ambulance Command System
  - Shenzhen City Fire Department First Responder Coordination Platform
  - Shenzhen City Police Force Dynamic Management System
  - Shantou City Police Bureau First Responder Coordination Platform
  - Dongfang City First Responder Coordination Platform
  - Guangzhou City District of Luogang First Responder Coordination Platform
  - Shenzhen City Traffic Police Department First Responder Coordination Platform
- **Intelligent Border Control System**
  - Shenzhen Bay Port Automated Check System (Visitor Vehicle, Anti-stowaway)
  - Futian Border Control Closed-Circuit Television Monitoring and Information Management System
  - Sha-Tou-Kok Border Control System
  - Shenzhen City Huangang Port Border Control System
  - Shenzhen City Da Chang Wang (Back-office management)
- **Residence Card Information System**
  - Shenzhen City Residence Card Information Management System (Phase I)
- **Police Geographic Information System (PGIS)**
  - Guangdong Province Police Geographic Information System
  - Shenzhen Police Geographic Information System (PGIS Phase I & II)
  - Zhuhai City Police Geographic Information System
  - Chongqing Police Geographic Information System

Sustainable Competitive Advantages

CPST enjoys first mover advantage in industry with high entry barriers and where customers face high switching costs

- **High barriers to entry**
  - iASPEC holds Computer System Integration Level I (the highest level in China) license from Ministry of Information of China and Information System Security Service qualification from Guangdong Province
  - Proven track record as well as certification of proven ability to deliver solutions & services
- **High cost of switching**
  - Customers have incentive to purchase follow-on phases from same vendor to expedite implementation and save cost
- **Scalability of platform**
  - CPST has digitized detailed proprietary GIS data of Shenzhen and Guangdong that can be leveraged for Civil-use applications in logistics, insurance, and location based services across industries


深圳市重点软件企业
认定证书


计算机信息系统集成
资质证书

Software Development Capabilities

- Exclusive licenses to 16 registered and copyrighted software solutions
- Strategic partnerships with IBM, Microsoft, ESRI, Oracle and Sun
- Advanced software integration and update capabilities with increased emphasis on R&D
- iASPEC* has certifications from:
  - Computer System Integration Level One Qualification from Ministry of Information of China
  - State Secret-related Computer Information System Integration Certification
  - Guangdong Province Computer Information System Security Service Qualification

* iASPEC is the Company's variable interest entity and its financial data and information are consolidated into the Company's accounts. To learn more about the VIE treatment, please refer to the Company's SEC filings.

Growth Strategy – Expansion Map


Jilin
Shenyang
Liaoning
Beijing
Hebei
Shanxi
Ningxia
Shandong
Qinghai
Gansu
Xi'an
Henan
Jiangsu
Shanghai
Xizang
Anhui
Hubei
Chengdou
Wuhan
Zhejiang
Jiangxi
Changsha
Fujian
Hunan
Yunnan
Guangdong
Xiamen
Guangxi
Guangzhou
Nanning
Shenzhen

- Beijing Office
- Shenyang Office (To be established)
- Shanghai Office (To be established)
- Wuhan Office (To be established)
- Shenzhen HQ, Guangzhou Office, Nanning Office, Xiamen Office
- Chengdu Office (To be established)
- Xi'an Office (To be established)

Growth Strategy



- Expand core products and further penetrate existing customer base
- Expand geographic footprint to cover all major China markets
- Convert police-GIS technology to civil-use applications
- Execute strategic acquisitions
  - Vertical integration of solutions
  - Accelerate new market entry

Acquisition Information

- **Information Security Development Technology, Ltd. – Certification Authority (CA) Application**
  - Exclusive Certification Authority provider in Shenzhen; issues digital certificates
  - Enables turnkey solutions and upgrade opportunity for existing customers
- **Representative Customers**
  - Integrated Network Security System for Shenzhen Social Insurance Management Bureau
  - Network Security System (including Anti-virus, Hacker Monitoring and Data Backup) for Shenzhen Procuratory Institute
  - Firewall for Chendu Ertan Hydroelectricity Station
  - Network Security System for Shenzhen Development Bank
- **Net Income Target**
  - Purchase price of $14 million
  - 2008 Net Income target of $2.0 M
  - 2009 Net Income target of $2.6 M
  - Acquisition Closing Date: 11/7/2007

Acquisition Information

- **Shenzhen Bocom Multimedia Display Technology Co., Ltd.**
  - Provides advanced multimedia display technology
  - Enables turnkey solutions, faster system response time for PGIS business
  - Accelerates market expansion outside of Guangdong
- **Representative Customers**
  - Electronics Integration Project for Long Chang Expressway in Fujian Province
  - DLP Large Display System for Shenzhen 120 (Medical Emergency Call) Command Center
  - DLP Large Display System for Shantou 110 (Police Emergency Call) Command Center
  - Monitoring Center in Tianjin Olympic Gymnasium
- **Net Income Target**
  - Purchase Price of $18 million
  - 2008 Net Income target of $2.2 M
  - 2009 Net Income target of $2.86 M
  - Acquisition Closing Date: 2/1/2008

Pending Acquisition

- **Wuda Geoinformatics Co., Ltd.**
  - Leading provider of GIS software and integrated solutions in China
  - Established customer base enables immediate access to large, fast growing enterprise class market
  - Backed by Wuhan University, top university in Asia for GIS studies
  - Provides access to numerous permits, allowing direct access to mapping data
  - Licensing and recurring revenue opportunities to domestic and international GPS systems providers
- **Representative Customers**
  - Informatization Office of Nanchang City
  - National Basic Geographic Information Center
  - Urban Planning and Land Resource Bureau of Shenyang City
  - Land Resource Information Center of Guangdong Province
  - Land Resource Department of Guangxi Province
- **Net Income Target**
  - Purchase Price of $6.8 million for 57% controlling interest
  - Target Acquisition Closing Date: 4/1/2008

Management

Jiang Huai Lin (President & CEO)

- Founder and General Manager of Fujian Wild Wolf Electronics Co. Ltd.
- Well-rounded experience in business development and strategic planning

Zhi Xiong Huang (COO)

- Over 15 years in diversified software system development
- CTO of Singapore Solution 3, CKT Thomas, Shenzhen RunShen Information System Co.

Zhao Yang Chen (CFO)

- Over 15 years in financial management and investment
- CFO and Director of Guizhou Fubao Co., Ltd.

Yi Gang Shen (CTO)

- Over 10 years in software system development & management
- Senior Project Manager certificate awarded by the Ministry of Information Industry of P.R.C.

Summary Income Statement

Summary Income Statement*	Nine Months Ended * September 30		Year Ended* December 31	
($ in thousands)	2007	2006	2006	2005
Revenues	$ 25,835	$ 9,684	$ 11,820	$ 5,023
Gross Profit	13,224	5,972	7,990	2,730
Gross Margin	51%	62%	68%	54%
Operating Income	10,579	4,894	6.706	2,071
Operating Margin	41%	51%	57%	41%
Net Income	10.420	4,148	5,943	1,812

*Please refer to the Company's SEC fillings for a reconciliation of GAAP and Pro-Forma measures.

Financial Visibility

As of September 30, 2007*	
Backlog of uncompleted contracts	$ 7.0 M
Backlog of contracts newly signed, but not yet implemented	$ 14.1 M
Total Backlog of contracts	**$ 21.1 M**

*Source: Company SEC filings.

Summary Balance Sheet

($ in thousands)	September 30* 2007 (Pro-forma)	December 31 2006
Cash and Cash Equivalents	9,424	172
Total Current Assets	24,127	2,159
Total Assets	39,423	2,209
Total Current Liabilities	3,118	564
Total Liabilities	3,118	564
Minority Interest (iASPEC)	10,081	---
Total Stockholder's Equity	26,224	1,645
Total Liabilities & Stockholder's Equity	39,423	2,209

*Source: Company SEC filings.

Rapidly Growing Revenues



Revenues ($ in millions)
70
60
50
40
30
20
10
0
CAGR = 132.70%
$5.0
$12.0
$34.5
$63.0
2005
2006
2007 Projected*
2008 Projected*

* Source: Management estimate based on pro-forma calculation.

Sustainable Profitability

Net Income ($ in millions)


30.0
20.0
10.0
0.0
CAGR = 137.13%
$1.8
$5.9
$13.5
$24.0
2005
2006
2007 Projected
2008 Projected

Management has pledged 7.89M shares of its own stock into an escrow account subject to achieving FY07 and FY08 "Make Good" net income targets of $12.5m for FY07 and $21.0m for FY08.

* Source: Management estimate based on pro-forma calculation.

Rapidly Growing Earnings Per Share



Diluted EPS ($)
0.60
0.50
0.40
0.30
0.20
0.10
0.00
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
0.22
0.34
0.50
2006
2007E
2008E
Diluted EPS ($)
Net margin

Management has pledged 3.95M shares of its own stock into an escrow account subject to achieving FY08 "Make Good" EPS targets of $0.48 for 2008.

Investment Highlights Summary

- Industry Leader with Differentiated Products
- Sustainable Competitive Advantages with High Barriers to Entry
- Attractive Industry with Strong Government Support
- Profitable and Rapidly Growing Business
- Company to Use Best Effort to Upgrade to NASDAQ or NYSE by 6/30/2008





Contact Information



Company Contact:

Mr. Michael Lin
Vice President, Investor Relations
China Public Security Technology, Inc.
Tel: +1-949-743-0868
Email: mlin@chinacpby.com

CCG Elite Investor Relations:

Mr. Crocker Coulson, President
1325 Avenue of the Americas, Suite 2800
New York, NY 10019
Phone: (646) 213-1915
E-mail：crocker.coulson@ccgir.com
Web Site: www.ccgelite.com

Thank You

OPST

CORPORATE PRESENTATION
February 2008

Reference Slides

Company Structure


CPBY.OB
China Public Security Technology, Inc.
(Florida, U.S.A.)
China Public Security Holdings Limited
(British Virgin Island)
Public Security Technology (China) Company Limited
(Hong Kong)
Fortune Fame International Investment Limited
(Hong Kong)
Information Security Technology (China) Company, Ltd.
(Mainland China)
Bocom Multimedia Display Company, Ltd.
(Hong Kong)
Information Security Development Technology (Shenzhen) Company Ltd.
(Mainland China)
iASPEC Software Company, Ltd.
(Management Services Agreement)
Shenzhen Bocom Multimedia Display Technology Co., Ltd.
(Mainland China)

Management Services Agreement

- **PST (PRC) operates through an exclusive Management Services Agreement with Shenzhen iASPEC Software Engineering Company Limited (iASPEC):**

  - iASPEC net income/losses flow through to PST – iASPEC considered as CPST's variable interest entity, all financials consolidated beginning Q3 2007
  - iASPEC holds secrecy licenses, and sub-contracts non-sensitive work to PST
  - CPST appoints board and senior management of iASPEC
  - All material actions of iASPEC is subject to CPST board approval
  - Exclusive option to acquire equity of iASPEC if PRC regulations permit foreign ownership of PRC companies with security licenses